Exhibit 10.2

TERM PROMISSORY NOTE

$12,000,000.00	December 24, 2008

FOR VALUE RECEIVED, the undersigned, INDEPENDENT BANK GROUP, INC., a bank holding company incorporated under the laws of the State of Texas, having its principal place of business at 2530 El Dorado Parkway, Suite 200, McKinney, Texas 75070 (the “Borrower”), hereby promises to pay to the order of TIB THE INDEPENDENT BANKERSBANK, a Texas state banking association and member of the Federal Reserve System having a place of business at 350 Phelps Drive, Irving, Texas 75038 (the “Lender”), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payments, the principal sum of Twelve Million and 00/100 Dollars ($12,000,000.00), or whatever lesser amount of principal remains unpaid and owing from time to time.

The unpaid principal balance plus all accrued but unpaid interest hereunder and any other amounts owing with respect to this Note shall be due and payable on December 24, 2016 or such earlier date on which such amount shall become due and payable on account of acceleration by the Lender pursuant to the Agreement.

This Note is referred to in, and was executed and delivered pursuant to, that certain Loan and Subordinated Debenture Purchase Agreement dated as of the date hereof by the Borrower and the Lender (as amended, restated, supplemented or modified from time to time, the “Agreement”), to which reference is hereby made for a statement of the terms and conditions under which the loan evidenced hereby is to be repaid and for a statement of remedies upon the occurrence of a “Default” as defined therein. The Agreement is incorporated herein by reference in its entirety. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Agreement shall be used in this Note as defined in the Agreement.

The initial Advance under the Loan shall be treated as a Prime Rate Advance. All accrued but unpaid interest on the principal balance of the Term Loan outstanding from time to time shall be payable (a) the last Business Day of each fiscal quarter beginning with March 31, 2009, and (b) the Term Loan Maturity Date. The Borrower shall pay to the Lender the aggregate outstanding principal amount of all of the Term Loan as follows: (i) thirty-two (32) consecutive quarterly principal installments of $375,000 [to be based on an eight (8) year amortization] each due and payable on the last Business Day of each fiscal quarter beginning with March 31, 2009; and (ii) one final installment in the amount of all unpaid principal of the Term Loan due and payable on the Term Loan Maturity Date.

Upon the occurrence of any Default, the Default Rate of Interest as provided in Section 1.4(c) of the Agreement shall apply. Interest due hereunder may, at the Lender’s option, be charged to the Borrower’s account, if any, with the Lender.

It is the intention of the parties hereto to conform strictly to applicable usury laws as in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated hereby would be usurious under applicable law (including the laws of The United States of America, or of any other jurisdiction whose laws may be mandatorily applicable), then, in that event, notwithstanding anything to the contrary in the Agreement or this Note, it is agreed that the aggregate of all consideration that constitutes interest under applicable law that is contracted for, charged or received under the Agreement or this Note or otherwise in connection with the Agreement or this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to the Borrower by the Lender (or if such consideration shall have been paid in full, such excess refunded to the Borrower by the Lender). All sums paid, or agreed to be paid, to or for the benefit of the Lender in accordance with the terms of this paragraph shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform the full term thereof.

To the extent permitted by applicable law, the Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that the Lender may release or surrender, exchange or substitute any real estate and/or personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the time for payment or (with the consent of the Borrower) otherwise modify the terms of payment for any part or the whole of the indebtedness evidenced hereby.

Although the principal amount of this Note may be prepaid pursuant to certain optional prepayment provisions of the Agreement, no Prime Rate Advance may be voluntarily prepaid prior to the last day of the Interest Period applicable thereto or prior to the date that is two (2) years after the Closing Date of the Term Loan. Upon or at any time after the occurrence or existence of a Default, the Lender shall be entitled, at its option and subject to the terms of the Agreement, to accelerate the then outstanding indebtedness hereunder and take such other action as provided for in the Agreement.

THIS NOTE HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE AT, DALLAS, TEXAS. THE LOAN REFERENCED HEREIN IS TO BE FUNDED AND REPAID AT, AND THIS NOTE IS OTHERWISE TO BE PERFORMED AT, DALLAS, TEXAS AND THIS NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO: (a) ITS JUDICIALLY OR STATUTORILY PRONOUNCED RULES REGARDING CONFLICT OF LAWS OR CHOICE OF LAW; (b) WHERE ANY OTHER INSTRUMENT IS EXECUTED OR DELIVERED; (c) WHERE ANY PAYMENT OR OTHER PERFORMANCE REQUIRED BY ANY SUCH INSTRUMENT IS MADE OR REQUIRED TO BE MADE; (d) WHERE ANY BREACH OF ANY PROVISION OF ANY SUCH INSTRUMENT OCCURS, OR ANY CAUSE OF ACTION OTHERWISE ACCRUES; (e) WHERE ANY ACTION OR OTHER PROCEEDING IS INSTITUTED OR PENDING; (f) THE NATIONALITY, CITIZENSHIP, DOMICILE, PRINCIPAL PLACE OF

BUSINESS, OR JURISDICTION OR ORGANIZATION OR DOMESTICATION OF ANY PARTY; (g) WHETHER THE LAWS OF THE FORUM JURISDICTION OTHERWISE WOULD APPLY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS; OR (h) ANY COMBINATION OF THE FOREGOING. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, BORROWER RECOGNIZES THAT THE LENDER’S PRINCIPAL OFFICE IS LOCATED IN DALLAS, TEXAS AND THAT THE LENDER MAY BE IRREPARABLY HARMED IF REQUIRED TO INSTITUTE OR DEFEND ANY ACTIONS AGAINST BORROWER IN ANY JURISDICTION OTHER THAN THE NORTHERN DISTRICT OF TEXAS OR DALLAS COUNTY, TEXAS; THEREFORE, BORROWER IRREVOCABLY (i) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THE NOTE AND/OR THE LOAN EVIDENCED HEREBY MAY BE BROUGHT IN THE NORTHERN DISTRICT OF TEXAS, IF FEDERAL JURISDICTION IS AVAILABLE, AND, OTHERWISE, IN THE DISTRICT COURT OF DALLAS COUNTY, AT THE LENDER’S OPTION; (ii) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; (iii) WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN EITHER SUCH COURT; AND (iv) AGREES TO JOIN THE LENDER IN ANY PETITION FOR REMOVAL TO EITHER SUCH COURT BROUGHT BY THE LENDER. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

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THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE BORROWER OR THE LENDER. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed as of the date first above written.

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name: David R. Brooks
Title: Chairman of the Board

ATTEST:

By:	/s/ Jan Webb
Name: Jan Webb
Title:EVP/Secretary

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